TIFF Investment Program, Inc. (“TIP”)

Supplement dated August 4, 2014

to the

TIP Prospectus

and the

TIFF Multi-Asset Fund (“MAF”) Summary Prospectus

dated April 30, 2014

This supplement provides new and additional information to the TIP prospectus and the MAF summary prospectus, each dated April 30, 2014. You can find TIP’s prospectus, MAF’s summary prospectus, and TIP’s statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On June 25, 2014, the Board of Directors of TIP approved a new Money Manager Agreement for MAF with Lansdowne Partners (UK), LLP (“Lansdowne UK”), effective July 1, 2014. Lansdowne Partners Limited Partnership (“Lansdowne”), which served as a money manager to MAF, undertook a restructuring transaction that resulted in a change of control of Lansdowne. On the effective date of the transaction, Lansdowne transferred its business to Lansdowne Partners (UK), LLP. As a result of the change of control of Lansdowne, the Money Manager Agreement that was in place between Lansdowne and MAF automatically terminated on the date of the transaction. The new Money Manager Agreement with Lansdowne UK replaced the terminated agreement. The fees payable under the new Money Manager Agreement are the same as those payable under the terminated agreement and the new Money Manager Agreement is substantially similar to the terminated agreement in all material respects. The nature, quality, and extent of services provided by Lansdowne, and the personnel providing such services, are not expected to change under the new Money Manager Agreement with Lansdowne UK. Lansdowne is one of multiple external money managers managing assets for MAF. Effective as of the date of the transaction, all references in this prospectus to Lansdowne Partners Limited Partnership shall be references to Lansdowne Partners (UK), LLP.

The following information replaces similar disclosures for Multi-Asset Fund on page 1 of the prospectus and the MAF summary prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.68%
Other Expenses	0.54%
Other Expenses	0.14%
Interest Expense and Dividends on Short Sales	0.40%
Acquired Fund Fees and Expenses [a]	0.75%

Total Annual Fund Operating Expenses [a] [b]	1.97%

[a] Management Fees, Acquired Fund Fees and Expenses, and Total Annual Fund Operating Expenses have been restated to show an estimate of what the fund’s expenses would have been in 2013 had certain money manager and acquired fund changes that occurred during or after 2013 been in effect for all of 2013. For newly funded accounts with money managers using a performance based fee arrangement, the restatement reflects either no performance fee or a performance fee based on a partial year of performance. A portion of the assets that were withdrawn from certain money managers or acquired funds had not been reallocated to other money managers or acquired funds as of the date of the prospectus. As such assets are reallocated, the fund’s annual operating expenses can be expected to increase.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$300	$720	$1,165	$2,401

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$249	$665	$1,107	$2,334

The following section will replace the information about the Constructed Index that begins on page 3 of the prospectus and the MAF summary prospectus:

The current Constructed Index, which took effect April 1, 2013, is comprised of the following asset segments, weights, and benchmarks:

Asset Segment	Weight	Benchmark
Total Return Assets	57%
Global Stocks	51%	MSCI All Country World Index
High Yield Bonds	6%	Barclays US High Yield 2% Issuer Capped Bond Index
Hedging Assets	43%
Inflation Hedges	20%
Commodities	5%	Bloomberg Commodity Index Total Return
REITs	5%	FTSE EPRA/NAREIT Developed Index
TIPS Breakeven Inflation	10%	Barclays US Breakeven Inflation Aggregate Index
All Purpose Hedges	23%
Inflation-Linked Bonds	10%	Barclays US Government Inflation-Linked Bond Index
Cash Equivalents	13%	BofA Merrill Lynch US 6-Month Treasury Bill Index

The Constructed Index weights are rebalanced at each quarter-end, and actual segment weights in Multi-Asset Fund tend to vary.

Effective July 1, 2014, all references in this prospectus to the “Dow Jones-UBS Commodity Index” are replaced with the “Bloomberg Commodity Index Total Return.”

The following paragraph replaces similar information on page 27 in the “Member Information” section of the prospectus:

Eligible Investors. Each fund will accept as new members only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. In addition, new members in MAF must be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must maintain a minimum balance of at least $1 million in the TIP funds or have a net worth of more than $2 million. A fund may in its discretion accept a new member that is not an “accredited investor,” provided, in the case of MAF, that such new investor is a “qualified client.” Typically, a new member accepted under these circumstances would have an investment in another fund bearing the TIFF name or would be an affiliate of or otherwise related to another member of TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, and TAS, TIP and TIFF Charitable Foundation (“TCF”) directors and employees and their retirement or other accounts are not subject to the “accredited investor” criterion. From time to time the funds may impose additional eligibility criteria. In addition, the definition of “accredited investor” and “qualified client” are expected to be changed periodically by the SEC and TIP may need to adjust its member requirements in accordance with any such changes.

The following paragraph replaces similar information on page 28 in the “Member Information” section of the prospectus:

Fees. Purchases and redemptions of shares in the funds are not subject to sales charges. However, Multi- Asset Fund assesses entry and exit (or redemption) fees as set forth under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus. These fees are paid directly to Multi-Asset Fund itself and not to TAS or other fund service providers. The fees apply to initial investments and all subsequent purchases, exchanges, or redemptions of Multi-Asset Fund shares but not to payments of dividends, capital gains, or other distributions by Multi-Asset Fund or reinvestments of such payments in additional Multi-Asset Fund shares. Entry fees would apply to the reinvestment of dividends by a Short-Term Fund member in Multi-Asset Fund shares. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of Multi-Asset Fund shares to members actually making such transactions, rather than to the fund’s other members. In addition, they are designed to discourage investment by members that expect to hold their shares for a short time period; however, such fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s or the fund’s discretion when the transaction will not result in significant costs for the fund (e.g., in-kind purchases and redemptions) or if a member is requested to redeem from Multi-Asset Fund because its account falls below the minimum account size or it otherwise fails to meet the fund’s membership requirements.

The following paragraph replaces similar information on page 32 in the “Redemption Procedures” section of the prospectus:

Frequent Purchases and Redemptions of Fund Shares. The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund’s other members. The TIP Board has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. Multi-Asset Fund also assesses entry and exit fees as set forth under the heading Fees above and under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus, in part as a method to discourage frequent trading by members. Such fees are assessed irrespective of the length of time a member’s shares are held. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose Multi-Asset Fund to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Please keep this supplement for future reference.